EXHIBIT 99.4









                              BANC ONE CORPORATION
                          FIRST CHICAGO NBD CORPORATION

                               Merger Presentation

                                 April 13, 1998


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                     BANC ONE CORPORATION
                     First Chicago NBD Corporation



                     MERGER PRESENTATION
                     April 13, 1998






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                        Introducing the New . . .


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                       Presentation Outline

Verne G. Istock
---------------
* Transaction Overview
* A Great Merger for... Shareholders... Customers...
   & Employees
* The New Management Team

John B. McCoy
-------------
* A Compelling Combination
* Financial Review
* Strategic Imperatives



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                        The New Company


* Name                             BANC ONE CORPORATION
* Headquarters                     Chicago
* Management

  * Board of Directors             50/50 Split; 22 Members
  * Chairman                       Verne G. Istock
  * President & CEO                John B. McCoy
  * Vice Chairmen                  Richard J. Lehmann
                                    David J. Vitale




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                       Transaction Summary

* Terms                    1.62 Shares of ONE for each FCN
                           1.00 Shares of ONE for each Old ONE
                           No Collars
                           No Walkaway

* Structure                Merger of Equals
                           Tax Free Exchange
                           Pooling of Interests
                           19.9% Cross Options Granted
                           Due Diligence Completed




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                        Transaction Summary

* Accretive to All               1999   1.2%
   Shareholders                  2000   5.9%
                                 2001   6.2%

* Targeted Close                 1998 Fourth Quarter

* Approvals Required             Normal Regulatory
                                 ONE Shareholders
                                 FCN Shareholders

                 Creates Shareholder Value without
                       Heroic Execution Risk


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                          Why This Merger

*  High Earnings Growth Rate Profile

*  Tremendous Cross-sell Opportunities

*  Nationwide Credit Card Business
   Leadership

*  Primary Position in Midwestern and
   Southwestern Retail and Business
   Banking Markets





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                          Why This Merger


* National Financial Services Powerhouse

* A Management Team...

  ... With a Proven Track Record

    ... With a Common Culture

      ... With Complementary Skills and
               Expertise



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      +----------------+---Verne G. Istock---+-----------+-------------+
      |                |     Chairman*       |           |             |
Thomas Hoagland William Boardman | John Ballantine Timothy Moen Sherman Goldberg
Operations      Acquisitions     | Risk            Human        General
                                 | Management      Resources    Counsel
                                 |
                     John B. McCoy, President & CEO*----------|
                                 |                       Robert Rosholt
                                 |                       Chief Financial Officer
      |--------------------------+--------------------|
David Vitale, Vice Chairman*              Richard Lehmann, Vice Chairman*
   |--+--------------|------------|               |---+-------------|-------|
Thomas McDowell Susan Moody Ronald Steinhart Kenneth Stevens Richard Vague  |
Corporate       Domestic    Middle Market    Retail          Credit Card    |
Banking         and                                                         |
Products        International Markets                             Donald Winkler
                                                                  Consumer
                                                                  Finance
                     *Member "Office of the Chief Executive"

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                              A Compelling Combination*

*  Leading Retail Bank in 8 States and 2,000 Offices
*  #2 Credit Card Issuer
*  Over $100 Billion in Assets Under Management
*  Premier Business Bank in Midwest and Top 4
   National Player
*  Financial Scale
   $ 72 Billion - Market Capitalization
   $279 Billion - Managed Total Assets
   $ 19 Billion - Common Equity
   $ 20 Billion - Annual Revenues

                         *Includes First Commerce acquisition


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                    Significant Pro-forma Customer Bases

Retail & Finance                        10,000,000 Households

Credit Card                             56,000,000 Customers

Small Business                             425,000 Customers

Private Banking                            112,000 Customers

Middle Market                               32,000 Customers

Large Corporate                              5,000 Customers



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                              Retail Banking

[Map of the United States reflecting competitive ranking of retail bank business of First Chicago NBD Corporation and BANC ONE CORPORATION combined by deposit market share, as follows:

#1:  Arizona, Illinois, Indiana, Louisiana, Michigan
#2:  Kentucky, Ohio, West Virginia
#3:  Oklahoma, Texas
#4:  Colorado, Utah, Wisconsin]







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                      Pro-forma Credit Card Market Share

Total Domestic Managed Outstandings
-----------------------------------

                                  $ Bill                Market Share
                                  ------                ------------
 Citibank                         $63.5                        12%
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|ONE/FCN*                          60.0                        11      |
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 MBNA                              46.6                         8
 Discover                          36.0                         7
 Chase                             32.5                         6



                         Source: The Nilson Report
                         * Includes pending acquisition
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                               Investment Management

Over $100 Billion in Assets Under Management
--------------------------------------------

* #3 in Bank Mutual Fund Assets

                     +-------------+
                     | $39 Billion |
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* Personal and Institutional Trust Assets

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                     | $61 Billion |
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                  Commercial Lending Market Share


                                                          New BANC ONE
                                                       Lead Bank Relationship
                                                       ----------------------
                                                        Midwest    National
                                                        -------    --------

Middle Market
Sales <$150 MM                                           #1            n/a

Mid-Corporate
Sales $150-$500 MM                                       #1             #1

Large Corporate
Sales > $500 MM                                          #1             #4

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                                Financial Impact

* Accretive to All Shareholders in First Full Year

* $1,205 Million Pre-tax in Synergies...
    $930 Million Pre-tax Cost Saves
    $275 Million Pre-tax Revenue Enhancements

* $1,250 Million Pre-tax Restructuring Charge

                            High Earnings Growth Rate

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                               Targeted Synergies

         $ in Millions      Expense          Revenue            Total
                            Saves          Enhancements        Targeted
                            -----          ------------        --------
Credit Cards                 $130             $155               $285
Operations/Technology         225               --                225
Retail                        135               50                185
Commercial                    115               70                185
General & Admin.              150               --                150
Vendor Leverage                75               --                 75
Invest. Mgmt/Cap Mkts.         50               --                 50
Indirect Lending               20               --                 20
Other                          30               --                 30
                               --               --                 --
  Total                      $930             $275             $1,205

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                          Pro-forma Financial Analysis

      $ in Millions             1999 e           2000 e               2001 e
                                ------           ------               ------

ONE Stand-alone EPS*             $4.18            $4.68                $5.24

ONE Stand-alone Net Income      $3,007           $3,368               $3,772
FCN Stand-alone Net Income       1,716            1,864                2,050
                                 -----            -----                -----
Pro-forma                        4,723            5,232                5,822

After-tax Synergies                362              651                  723
Incremental Income from
  Higher LOB growth                  0               55                  115
Transaction Adjustment**           (2)               20                   33
                                   ---               --                   --
Adjusted Net Income             $5,083           $5,958               $6,693

Pro-forma EPS                    $4.23            $4.96                $5.57
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|EPS Accretion                    1.2%             5.8%                 6.2%   |
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                 *    Based on consensus Street estimates on a diluted basis
[BANC ONE        **   On-going effect of divestitures, one-time charge, etc.
CORPORATION logo]                           [First Chicago NBD Corporation logo]
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                      Pro-forma Financial Highlights - 1999

        $ in Millions, except per share                    Pro-forma
                                                           ---------
        Return on Common Equity                              21.0%
        Efficiency Ratio                                       51
        Common Equity/Assets                                 9.28
        Tangible Common Equity/Assets                        8.78
        Book Value - 12/31                                 $20.40

                         13%-15% Earnings Growth Target


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                         Pro-form Earnings Contribution*

[Pie chart reflecting the pro forma contribution to total earnings of the combined company byline of business, as follows:

Private Banking & Investments:  37%
Credit Card:  31%
Retail:  23%
Financial Services:  9%]


                *Targeted 1998 before any merger-related impacts
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                    Pro-forma Managed Loan Portfolio Balance*
                                    12/31/97
$193 Billion
[Pie chart reflecting the pro forma composition of the managed loan portfolio of the combined company by type of borrower, as follows:


Consumer:  60$
Commercial:  40%]


               *Includes securitized loans and loans held for sale
[BANC ONE CORPORATION logo]                 [First Chicago NBD Corporation logo]
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                              Strategic Imperatives
              Vision to be a Nationwide Financial Services Provider
              -----------------------------------------------------
*   Premier Midwestern and Southwestern Consumer and Business Banking
*   High Earnings Growth Rate
*   Accretive to All Shareholders
*   Creates Shareholder Value
*   Compatible Credit & Management Cultures
*   Exceptional and Complementary Businesses and Customer Bases
*   Improved Technology and Operational Economies of Scale


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                           The New
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                                    SELECTED
                                LINE OF BUSINESS
                                   HIGHTLIGHTS
                                    APPENDIX















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                             Retail Banking Overview

Business Profile

* #1 Retail Banking System -- 2,000 Centers
* #1 or #2 Deposit Market Share in 8 States
* #1 ATM Distribution Network -- 8,650 ATMs
* 8 Million Consumer Households

Opportunity Examples

* Leverage Retail Banking Sales, Marketing, and Branding Model Across Expanded Retail Franchise
* Cross-sell and Marketing of Credit Card


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                             Retail Banking Overview
 A Significant Presence in the Largest MSA's Representing 1/3 of U.S. Population
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#1 in...                   #2 in...                    #3 in...
--------                   --------                    --------
Chicago, IL                Detroit, MI                 Milwaukee, WI
Phoenix, AZ                Dallas, TX                  Louisville, KY
Fort Worth, TX             Fort Wayne, IN              Dayton, OH
Indianapolis, IN           Flint, MI                   Wilmington, DE
Columbus, OH                                           Grand Rapids, MI
New Orleans, LA
Okalhoma City, OK
Tucson, AZ
Gary, IN
Baton Rouge, LA
Lexington, KY


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                          Retail Banking Deposit Share*

                     Combined                                          Combined
                     --------                                          --------
                      % Rank                                            % Rank
Arizona              30%  1                   W. Virginia              11%  2
Illinois             33%  1                   Oklahoma                  7%  3
Indiana              19%  1                   Texas                     7%  3
Louisiana            26%  1                   Colorado                  5%  4
Michigan             14%  1                   Utah                      4%  4
Kentucky              9%  2                   Wisconsin                 6%  4
Ohio                 11%  2

                    * 6/30/97 - Includes pending acquisition &
                      excludes pending branch sales

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                              Credit Card Overview

Business Profile
----------------
*   #2 Credit Card Business
*   56 Million Customers

Opportunity Examples
--------------------
* Leverage First USA's Los Cost/High Revenue Growth Model Across Expanded Credit Card Business
*   Cross-sell and Marketing of Retail

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                            Finance Company Overview

Business Profile
----------------
* #2 Bank-owned Finance Company
* #1 Non-captive Indirect Auto Financing
* #3 Student Loans Originator
* #2 Million Households

Opportunity Example
-------------------
* Leverage Loan Reclaim Model Across Expanded Retail Banking Franchise




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                           Commercial Banking Overview

Business Profile
----------------
* #1 Lender in the Midwest & Arizona
* #1 Joint Venture in Shareholder Services
* #2 Lender
* #2 Lock Box
* #3 ACH
* #4 Bank-owned Equipment Leasing
* #5 Corporate Cash Management
Opportunity Examples
---------------------
* Leverage Treasury and Cash Management Expertise
* Leverage Syndication Expertise


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                         Investment Management Overview

Business Profile
----------------
* Over $100 Billion in Assets Under Management
* #1 Bank Annuity Sales
* #3 Bank Mutual Funds with $39 Billion in Assets Under Management
* #2 Performing Equity Mutual Fund Family for 1997 - Mutual Fund Magazine Opportunity Example
-------------------
* Leverage Annuity and Mutual Fund Expertise throughout Expanded Franchise


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                          Pro-Forma Mutual Fund Assets
                                    12/31/97

   $ in Billions                                                       Bank Rank
                                                                       ---------
Equity                                                         $13       #3
Money Market                                                    17       #3
Fixed Income                                                     6       #1
Muni                                                             3       #4
Total Mutual Fund Assets                                       $39       #3

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                                    PRO-FORMA
                                   FINANCIALS
                                    APPENDIX



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                           Financial Highlights - 1997


$ in Millions, except per share         ONE            FCN     |     Pro-forma
                                        ---            ---     |     ---------
Net Income                            $1,811 *       $1,525    |      $3,336
EPS                                     2.76 *         4.90    |        2.88
                                                               |
ROCE                                    18.5%*         18.6%   |        18.6%
ROA                                     1.61           1.41    |        1.51
Net Int. Margin  - Reported             5.41           3.95    |        4.71
                 - Managed              6.26           4.54    |        5.51
Efficiency Ratio                          62             52    |          58
                                                               |
Common Equity/Assets                    8.84           6.81    |        7.83
Tangible Common Equity                  7.84           6.46    |        7.15
                                                               |
Book Value - 12/31                    $15.89         $26.87    |      $16.05


              *Excludes FUSA-related charges & other one time items

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                            Balance Sheet - 12/31/97

           $ in Billions       ONE                FCN       |      Pro-forma
                               ---                ---       |      ---------
Loans                        $84.4*             $68.7       |        $153.1
Securities                    15.3                9.3       |          24.6
Other Earning Assets           0.8               24.2       |          25.0
Loan Loss Reserve             (1.3)              (1.4)      |          (2.7)
Other Assets                  16.7               13.3       |          30.0
                              ----               ----       |          ----
  Total Assets              $115.9             $114.1       |        $230.0
Deposits                     $77.4              $68.5       |        $145.9
Borrowings                    24.9               29.1       |          54.0
Other Liabilities              3.2                8.6       |          11.8
                               ---                ---       |          ----
  Total Liabilities         $105.5             $106.2       |        $211.7
Common Equity                $10.2               $7.8       |         $18.0
Preferred Equity               0.2                0.1       |           0.3
                               ---                ---       |           ---
  Total Equity               $10.4               $7.9       |         $18.3

                         * Includes loans held for sale

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                         MANAGED LOAN DETAIL - 12/31/97*

       $ in Billions              ONE               FCN        |     PRO-FORMA
                                  ---               ---        |     ---------
Commercial                      $22.4             $29.0        |       $51.4
R.E. - Construction               3.8               1.4        |         5.2
R.E. - Other                      5.6               5.3        |        10.9
Leases                            2.8               2.1        |         4.9
Foreign                           0.0               4.5        |         4.5
                                  ---               ---        |         ---
  Total Commercial              $34.6             $42.3        |       $76.9
Credit Cards                    $40.8             $18.3        |       $59.1
R.E. / Home Equity               17.4               8.9        |        26.3
Indirect / Auto Lease            16.1               4.0        |        20.1
Other                             6.6               3.8        |        10.4
                                  ---               ---        |        ----
  Total Consumer                $80.9             $35.0        |      $115.9
  Total Managed Loans          $115.5             $77.3        |      $192.8

               * Includes securitized loans & loans held for sale

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                   PRO-FORMA MANAGED COMMERCIAL LOAN PORTFOLIO
                                    12/31/97

                                                                     $77 BILLION
                                                                     -----------

[PARTIAL PIE CHART REFLECTING THE PRO FORMA COMPOSITION
OF THE MANAGED COMMERCIAL LOAN PORTFOLIO OF THE COMBINED
COMPANY BY TYPE OF LOAN, AS FOLLOWS:

Commercial                                                       27%
R.E. - Other                                                      6%
R.E. - Construction                                               3%
Leases                                                            2%
Foreign                                                           2%]




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                   PRO-FORMA MANAGED COMMERCIAL LOAN PORTFOLIO
                                    12/31/97

                                                                    $116 BILLION
                                                                    ------------

[PARTIAL PIE CHART REFLECTING THE PRO FORMA COMPOSITION
OF THE MANAGED COMMERCIAL LOAN PORTFOLIO OF THE COMBINED
COMPANY BY TYPE OF LOAN, AS FOLLOWS:

Credit Card                                                      31%
R.E. / Home Equity                                               13%
Indirect / Auto Lease                                            10%
Other                                                             6%]


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                         MANAGED INCOME STATEMENT - 1997

    $ in Millions                  ONE*              FCN        |      PRO-FORMA
                                   ----              ---        |      ---------
Net Interest Income - TE          $7,978            $4,419      |       $12,397
Provision for Credit Losses        2,462             1,368      |         3,830
  Credit Card Fee Revenue            836               795      |         1,631
  Fiduciary & Invst. Mgmt.           316               407      |           723
  Deposit Svc. Chg & Comm.         1,080               936      |         2,016
  Equity Securities Gains            145               182      |           327
  Other Fee Income                   586               322      |           908
                                     ---               ---      |           ---
Total Noninterest Inc.             2,963             2,642      |         5,605
  Salaries & Emp. Benefits         2,368             1,748      |         4,116
  Other Operating Expense          3,351             1,584      |         4,935
                                   -----             -----      |         -----
Total Noninterest Exp              5,719             3,332      |         9,051
                                   -----             -----      |         -----
                                                                |
Income Before Taxes - TE          $2,760            $2,361      |        $5,121
Net Income                        $1,811            $1,525      |        $3,336

             * Excludes FUSA merger-related and other one time items



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                              CREDIT QUALITY - 1997

         $ in Millions                 ONE*            FCN      |     PRO-FORMA
                                       ---             ---      |     ---------
Net Charge Off Ratio                                            |
  Commercial                           0.14%          0.11%     |        0.12%
  Credit Card - Managed                5.74           7.20      |        6.21
  Other Consumer                       0.91           0.45      |        0.76
                                                                |
12/31 - Nonperf. Loans  - $            $410           $311      |        $721
                        - %            0.49%          0.45%     |        0.47%
      - Nonperf.Assets  - $            $476           $326      |        $802
                        - %            0.56%          0.47%     |        0.52%
Reserve / Loans                        1.62%          2.05%     |        1.81%
Reserve / NPL                           323            453      |         379

                         * Includes loans held for sale


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                           Capital Adequacy - 12/31/97

      $ in Millions                    ONE             FCN      |     PRO-FORMA
                                       ---             ---      |     ---------
Common Equity / Assets                8.84%           6.81%     |       7.83%
Tangible Common Equity                7.84            6.46      |       7.15
Risk-based Capital Ratios                                       |
  Tier 1                              8.50            7.87      |       8.18
  Total                              13.11           11.66      |      12.36
Leverage Ratio                        7.91            7.79      |       7.82
Tangible Common Equity /                                        |
  Tangible Managed Assets             6.16            6.03      |       6.10
Double Leverage Ratio                   97             117      |        107
Sr. Debt Ratings      - Moody's        Aa3              A1      |
                      - S&P            AA-              A+      |


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                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                     "FORWARD-LOOKING STATEMENT" DISCLOSURE

                Certain statements made by management of BANC ONE
              CORPORATION and First Chicago NBD Corporation in this
             presentation and these materials are not statements of
        historical fact, but are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995

              These "forward-looking statements" involve risks and
             uncertainties which may cause actual results to differ
                    materially from those in such statements.

            Additional discussion of factors that could cause actual
            results to differ materially from projections, forecasts,
          estimates and expectations is contained in our respective SEC filings, including our Annual Report on Form 10-K for the year ending December 31, 1997.

[BANC ONE CORPORATION logo]                 [First Chicago NBD Corporation logo]
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                            THE NEW
                           [BANC ONE CORPORATION LOGO]











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